UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 20, 2018

WASHINGTON PRIME GROUP INC.

(Exact name of registrant as specified in its charter)

Indiana	001-36252	046-4323686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 621-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

I.	Adoption of the 2018 WPG Executive Bonus Plan

On February 20, 2018 (the “Adoption Date”), the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Washington Prime Group Inc. (the “Registrant,” “Company,” or “WPG”) approved the terms and conditions for the 2018 WPG Executive Bonus Plan (the “Plan”) for the Company’s senior management team, including its “named executive officers” (as defined by Item 402(a)(3) of Regulation S-K) (each a “Named Executive Officer”). The Plan establishes the targets for bonus payments to such officers specifically named in the Plan (together with the Named Executive Officers, the “Officers” or “Participants”) for performance achieved during fiscal year 2018. Under the Plan, each Participant has a bonus target that is a percentage of such Participant’s base salary paid during 2018 from which the bonus payment under the Plan will be determined. The bonus targets for each Named Executive Officer are as follows:

Officers	Bonus Target
Chief Executive Officer	150% of paid salary
Executive Vice President and Chief Financial Officer	125% of paid salary
Executive Vice President, General Counsel and Corporate Secretary	150% of paid salary
Executive Vice President, Head of Open Air Centers	100% of paid salary
Senior Vice President, Finance and Chief Accounting Officer	75% of paid salary
Executive Vice President, Development	100% of paid salary

The Plan has three components based on the achievement of certain results related to (x) Funds from Operations (“FFO”) at 50%, (“FFO Component”), (y) individual objectives (“Individual Objectives”) at 25% (“Individual Component”) and (z) strategic objectives (collectively, “Strategic Objectives”) at 25% (“Strategic Component”). The Committee specifically approved the Individual Objectives and the Strategic Objectives for each Named Executive Officer at the Committee’s first regular meeting of the year. The Committee approves, in its discretion, each Participant’s bonus based on the Committee’s assessment of the achievement of the performance goals further described below.

The threshold, target and maximum levels for each Participant vary between Participants based on the percentage of actual base salary earnings during 2018. The threshold, target and maximum performance levels for each of the FFO Component, Individual Component and Strategic Component are 25%, 100% and up to 200%, respectively.

With respect to the FFO Component, the Committee retains full discretion to accept or reject adjustments for year-end FFO related to, among other things, merger or transaction costs, any financial impact of acquisitions and dispositions or similar transactions, non-cash write downs or impairments and the financial impact of charges or expenditures for certain development projects. With respect to the Individual Component, Individual Objectives are specific, measurable and limited to no more than five objectives per participants and beyond the normal day-to-day responsibilities. The Committee can reevaluate Individual Objectives should business circumstances beyond the Company’s control occur. With respect to the Strategic Component, the Named Executive Officers shall have the same corporate objectives. The achievement levels for each of the FFO, Individual and Strategic Components were approved by the Committee. To receive a bonus under the Plan, the Participant must be actively employed by the Company on the date the bonus is approved by the Committee.

II.           Adoption of the 2018 Long Term Incentive Compensation Awards

              On the Adoption Date, the Committee approved the terms and conditions for the 2018 long-term incentive compensation awards (the “LTIP Program”) for the Company Officers. The LTIP Program establishes the percentage targets and specific terms for long-term incentive compensation awards issued under the Washington Prime Group, L.P.’s 2014 Stock Incentive Plan (the “2014 Plan”). The LTIP Program provides Officers with the opportunity to receive (i) time-based restricted stock units (“RSUs”) and (ii) performance-based performance stock units (“PSUs”) based, in part, on the results of WPG performance and the Officer’s service.

The number of RSUs was determined by dividing an amount (i.e., either a percentage of salary or actual dollar amount) by the closing price of a share of the Company’s common stock on the Adoption Date. The RSUs shall be subject to the terms and conditions of the 2014 Plan and the applicable RSU award agreement. The issued RSUs vest in three equal tranches on each annual anniversary of the Adoption Date, subject to the Officer’s continued employment with the Company through each vesting date. During the period prior to vesting, dividend equivalents will be paid with respect to the RSUs granted. RSUs represent a contingent right to receive one WPG common share for each awarded RSU. Vested RSUs shall convert to WPG common shares on a one-for-one basis.

On the Adoption Date, the target number of PSUs granted shall be determined by dividing an amount (i.e., either a percentage of salary or actual dollar amount) by the closing price of a share of the Company’s common stock on the Adoption Date (“Equity Award Target”). Subject to the terms and conditions of the applicable award agreement and 2014 Plan, actual PSUs earned may range from 0% to 150% of the Equity Award Target, based on the achievement of the Company’s total shareholder return compared to the Company’s pre-determined retail REIT peer group over a three-year performance period that commences on the Adoption Date. During this three-year period prior to the vesting and settlement of PSUs, dividend equivalents will be paid by the issuance of common shares and will accrue with respect to the number of PSUs that actually vest at the end of the applicable performance period corresponding to the amount of any dividends paid by the Company to the Company’s common shareholders for the applicable dividend payment dates. Such dividend equivalents for PSUs will be released at the time the PSUs are settled.

The RSUs and PSUs received by the Officers were as follows:

Officers	RSUs	PSUs
1.Chief Executive Officer	245,902	245,902
2.Executive Vice President and Chief Financial Officer	49,180	49,180
3.Executive Vice President, General Counsel and Corporate Secretary	40,984	40,984
4.Executive Vice President, Head of Open Air Centers	30,602	30,602
5.Senior Vice President, Finance and Chief Accounting Officer	18,442	18,442
6.Executive Vice President, Development	28,885	28,885

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2018	WASHINGTON PRIME GROUP INC. By: /s/ Robert P. Demchak Name: Robert P. Demchak Title: Executive Vice President, General Counsel and Corporate Secretary